EXHIBIT 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands, except per share data)	4/27/2013	4/28/2012	4/27/2013	4/28/2012
Sales	$359,535	$327,388	$1,332,525	$1,231,676
Cost of sales	237,966	224,033	907,586	851,819
Gross profit	121,569	103,355	424,939	379,857
Selling, general and administrative expense	95,409	86,465	357,312	330,226
Operating income	26,160	16,890	67,627	49,631
Interest expense	234	297	746	1,384
Interest income	186	124	621	611
Income from Continued Dumping and Subsidy Offset Act, net	—	16,300	—	18,037
Other income (expense), net	713	(214)	3,208	(38)
Income before income taxes	26,825	32,803	70,710	66,857
Income tax expense (benefit)	8,333	12,769	23,528	(22,051)
Net income	18,492	20,034	47,182	88,908
Net (income) loss attributable to noncontrolling interests	(184)	(432)	(793)	(942)
Net income attributable to La-Z-Boy Incorporated	$18,308	$19,602	$46,389	$87,966

Diluted average shares	53,754	52,609	53,685	52,478

Diluted net income per share attributable to La-Z-Boy Incorporated	$0.33	$0.37	$0.85	$1.64
Dividends declared per share	$0.04	$—	$0.08	$—

LA-Z-BOY INCORPORATED
CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/27/2013	4/28/2012
Current assets
Cash and equivalents	$131,085	$152,370
Restricted cash	12,686	2,861
Receivables, net of allowance of $21,607 at 4/27/13 and $22,254 at 4/28/12	160,005	167,232
Inventories, net	146,343	143,787
Deferred income tax assets – current	20,640	19,081
Other current assets	30,121	14,669
Total current assets	500,880	500,000
Property, plant and equipment, net	118,060	114,366
Goodwill	12,837	—
Other intangible assets	4,838	3,028
Deferred income tax assets – long-term	30,572	33,649
Other long-term assets, net	53,184	34,696
Total assets	$720,371	$685,739

Current liabilities
Current portion of long-term debt	$513	$1,829
Accounts payable	50,542	56,630
Accrued expenses and other current liabilities	99,108	91,300
Total current liabilities	150,163	149,759
Long-term debt	7,576	7,931
Other long-term liabilities	70,664	80,234
Contingencies and commitments	—	—
Shareholders’ equity
Preferred shares – 5,000 authorized; none issued	—	—
Common shares, $1 par value – 150,000 authorized; 52,392 outstanding at 4/27/13 and 52,244 outstanding at 4/28/12	52,392	52,244
Capital in excess of par value	241,888	231,332
Retained earnings	226,044	189,609
Accumulated other comprehensive loss	(35,496)	(31,281)
Total La-Z-Boy Incorporated shareholders' equity	484,828	441,904
Noncontrolling interests	7,140	5,911
Total equity	491,968	447,815
Total liabilities and equity	$720,371	$685,739

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Fiscal Year Ended
(Amounts in thousands)	4/27/2013	4/28/2012	4/30/2011
Cash flows from operating activities
Net income	$47,182	$88,908	$17,373
Adjustments to reconcile net income to cash provided by operating activities
(Gain) loss on disposal of assets	(659)	45	201
Gain on sale of investments	(3,170)	(519)	(529)
Gain on deconsolidation of VIE	—	(1,125)	—
Write-down of long-lived assets	—	—	4,471
Deferred income tax expense (benefit)	3,198	(42,146)	(120)
Restructuring	2,715	281	487
Provision for doubtful accounts	1,005	4,196	7,197
Depreciation and amortization	23,140	23,486	24,302
Stock-based compensation expense	11,458	5,718	3,720
Pension plan contributions	(23,480)	(5,798)	(4,495)
Change in receivables	7,139	(6,182)	1,599
Change in inventories	391	(7,414)	(10,531)
Change in other assets	(5,407)	3,318	(563)
Change in payables	(6,088)	7,470	(4,429)
Change in other liabilities	11,016	12,610	(10,837)
Net cash provided by operating activities	68,440	82,848	27,846
Cash flows from investing activities
Proceeds from disposals of assets	4,455	372	506
Capital expenditures	(25,912)	(15,663)	(10,540)
Purchases of investments	(49,589)	(7,944)	(10,200)
Proceeds from sales of investments	18,662	8,649	10,655
Cash effects on deconsolidation of VIE	—	(971)	(632)
Acquisitions, net of cash acquired	(15,832)	—	—
Change in restricted cash	(9,825)	(2,861)	—
Other	—	(676)	(49)
Net cash used for investing activities	(78,041)	(19,094)	(10,260)
Cash flows from financing activities
Proceeds from debt	—	—	30,585
Payments on debt	(2,511)	(25,936)	(41,618)
Payments for debt issuance costs	—	(568)	—
Stock issued for stock and employee benefit plans	2,901	4,943	270
Excess tax benefit on stock option exercises	2,563	223	—
Purchases of common stock	(10,333)	(5,179)	—
Dividends paid	(4,236)	—	—
Net cash used for financing activities	(11,616)	(26,517)	(10,763)
Effect of exchange rate changes on cash and equivalents	(68)	(129)	12
Change in cash and equivalents	(21,285)	37,108	6,835
Cash and equivalents at beginning of period	152,370	115,262	108,427
Cash and equivalents at end of period	$131,085	$152,370	$115,262

LA-Z-BOY INCORPORATED
SEGMENT INFORMATION

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands)	4/27/2013	4/28/2012	4/27/2013	4/28/2012
Sales
Upholstery segment:
Sales to external customers	$255,522	$238,032	$939,736	$871,511
Intersegment sales	33,909	28,861	127,311	103,592
Upholstery segment sales	289,431	266,893	1,067,047	975,103
Casegoods segment:
Sales to external customers	29,911	33,224	125,753	133,479
Intersegment sales	2,335	2,113	8,241	6,160
Casegoods segment sales	32,246	35,337	133,994	139,639
Retail segment sales	73,634	55,578	264,723	215,490
VIEs, net of intercompany sales eliminations	—	—	—	8,840
Corporate and Other	468	554	2,313	2,356
Eliminations	(36,244)	(30,974)	(135,552)	(109,752)
Consolidated sales	$359,535	$327,388	$1,332,525	$1,231,676

Operating Income (Loss)
Upholstery segment	$31,019	$27,032	$96,762	$81,753
Casegoods segment	259	1,181	2,640	5,540
Retail segment	3,994	(1,112)	4,099	(7,819)
VIEs	—	—	—	959
Restructuring	1	(59)	(2,715)	(281)
Corporate and Other	(9,113)	(10,152)	(33,159)	(30,521)
Consolidated operating income	$26,160	$16,890	$67,627	$49,631

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/28/2012	10/27/2012	1/26/2013	4/27/2013
Sales	$301,501	$322,341	$349,148	$359,535
Cost of sales	211,889	222,032	235,699	237,966
Gross profit	89,612	100,309	113,449	121,569
Selling, general and administrative expense	81,986	89,746	90,171	95,409
Operating income	7,626	10,563	23,278	26,160
Interest expense	173	191	148	234
Interest income	121	116	198	186
Other income (expense), net	(121)	212	2,404	713
Income before income taxes	7,453	10,700	25,732	26,825
Income tax expense	2,758	3,868	8,569	8,333
Net income	4,695	6,832	17,163	18,492
Net income attributable to noncontrolling interests	(297)	(213)	(99)	(184)
Net income attributable to La-Z-Boy Incorporated	$4,398	$6,619	$17,064	$18,308

Diluted weighted average shares	53,040	53,268	53,401	53,754

Diluted net income per share attributable to La-Z-Boy Incorporated	$0.08	$0.12	$0.32	$0.33

Dividends declared per share	$—	$—	$0.04	$0.04

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/30/2011	10/29/2011	1/28/2012	4/28/2012
Sales	$280,094	$307,679	$316,515	$327,388
Cost of sales	199,166	211,896	216,724	224,033
Gross profit	80,928	95,783	99,791	103,355
Selling, general and administrative expense	77,455	83,535	82,771	86,465
Operating income	3,473	12,248	17,020	16,890
Interest expense	424	389	274	297
Interest income	183	166	138	124
Income from Continued Dumping and Subsidy Offset Act, net	322	—	1,415	16,300
Other income (expense), net	373	(108)	(89)	(214)
Income before income taxes	3,927	11,917	18,210	32,803
Income tax expense (benefit)	(41,929)	4,245	2,864	12,769
Net income	45,856	7,672	15,346	20,034
Net (income) loss attributable to noncontrolling interests	(320)	198	(388)	(432)
Net income attributable to La-Z-Boy Incorporated	$45,536	$7,870	$14,958	$19,602

Diluted weighted average shares	52,443	52,475	52,379	52,609

Diluted net income per share attributable to La-Z-Boy Incorporated	$0.85	$0.15	$0.28	$0.37

Dividends declared per share	$—	$—	$—	$—